                        SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                _______________

                                   FORM 8-K



                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of earliest event
                        reported):  October 3, 2000


                             Emerson Electric Co.
              -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)





     Missouri                    1-278                  43-0259330
     --------                    -----                  ----------
  (State or Other              (Commission            (I.R.S. Employer
  Jurisdiction of              File Number)           Identification Number)
  Incorporation)




  8000 West Florissant Avenue
  St. Louis, Missouri                                  63136
  ---------------------------                          -----
  (Address of Principal Executive Offices)           (Zip Code)



             Registrant's telephone number, including area code:

                           (314) 553-2000
             --------------------------------------------------









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  Item 5.  Other Events.

            The Board of Directors established Tuesday, January 30, 2001 as the date of the Annual Meeting of Stockholders, commencing at 10:00 a.m., CST.



                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   EMERSON ELECTRIC CO.
                                   (Registrant)


  Date:  October 4, 2000           By:  /s/ W. Wayne Withers
                                   -------------------------
                                   W. Wayne Withers
                                   Senior Vice President,
                                   Secretary and General Counsel